Exhibit 10.4

GENERAL AGREEMENT OF INDEMNITY

THIS AGREEMENT of Indemnity, made and entered into this 7 day of April, 2015 by GREAT LAKES DREDGE & DOCK CORPORATION, GREAT LAKES DREDGE & DOCK COMPANY, LLC, GREAT LAKES ENVIRONMENTAL & INFRASTRUCTURE SOLUTIONS, LLC, MAGNUS PACIFIC, LLC, TERRA CONTRACTING SERVICES, LLC, and TERRA FLUID MANAGEMENT, LLC, each individually and collectively “Contractor,” and GREAT LAKES DREDGE & DOCK CORPORATION, GREAT LAKES DREDGE & DOCK COMPANY, LLC, GREAT LAKES ENVIRONMENTAL & INFRASTRUCTURE SOLUTIONS, LLC, MAGNUS PACIFIC, LLC, TERRA CONTRACTING SERVICES, LLC, and TERRA FLUID MANAGEMENT, LLC, each individually and collectively “Indemnitors,” and Westchester Fire Insurance Company (“WFIC”) or any of its affiliates, including any other company that is part of or added to ACE Holdings, Inc., for which surety business is underwritten anywhere in the world, (hereinafter individually and collectively called “Surety”).

WITNESSETH:

WHEREAS, Contractors, in the performance of contracts and the fulfillment of obligations generally, whether in each Contractor’s own name solely or in joint venture with each other or with other Persons, may desire or be required to give or procure Bonds, and to renew, or continue or substitute from time to time the same or new Bonds with the same or different penalties and/or conditions; or the Contractors or Indemnitors may request the Surety to refrain from cancelling said Bonds; and

WHEREAS, at the request of Contractors and Indemnitors and on the express understanding that this Agreement of Indemnity be given, the Surety has executed or procured to be executed, and may from time to time hereafter execute or procure to be executed, said Bonds on behalf of one or more Contractors; and

WHEREAS, Contractors and Indemnitors have a substantial, material and beneficial interest in the obtaining of the Bonds or in the Surety’s refraining from cancelling said Bonds.

Now, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Contractors and Indemnitors for themselves, their heirs, executors, administrators, successors and assigns, jointly and severally, hereby covenant and agree with Surety, as follows:

PREMIUMS

FIRST: Contractors and Indemnitors will pay to the Surety, in such manner as may be agreed upon, all premiums and charges of Surety for the Bonds in accordance with Surety’s rate filings or as otherwise agreed upon, until Contractors or Indemnitors shall serve evidence reasonably satisfactory to the Surety of Surety’s discharge or release from the Bonds and all liability by reason of the Bonds.

INDEMNITY

SECOND: Contractors and Indemnitors shall exonerate, indemnify, and keep indemnified the Surety from and against any and all liability and Loss which the Surety may sustain and incur: (a) by reason of having executed or procured the execution of the Bonds, (b) by reason of the failure of Contractors or Indemnitors to perform or comply with the covenants and conditions of this Agreement or (c) in enforcing any of the covenants and conditions of this Agreement. Payment by reason of the aforesaid causes shall be made to the Surety by the Contractors and Indemnitors as soon as liability exists or is asserted against the Surety, whether or not the Surety shall have made any payment therefor, provided, however, that in no event shall any Contractor or Indemnitor indemnify or hold and save harmless the Surety against any Loss arising out of the gross negligence, willful misconduct or illegal act of the Surety.

ASSIGNMENT

THIRD: The Contractors and Indemnitors will assign, transfer and set over, and do hereby assign, transfer and set over to the Surety the following as collateral, to secure the obligations in any and all of the paragraphs of this Agreement and any other indebtedness and liabilities of Contractors and Indemnitors to the Surety, whether heretofore or hereafter incurred: (a) all the rights of Contractors and/or Indemnitors in, and growing in any manner out of, all contracts referred to in the Bonds, or in, or growing in any manner out of the Bonds; (b) all the rights, title and interest of Contractors and/or Indemnitors in and to all machinery, equipment, plant, tools and materials which are now, or may hereafter be, about or upon the site or sites of any and all of the contractual work referred to in the Bonds, or elsewhere, including materials purchased for or chargeable to any and all contracts referred to in the bonds, materials which may be in process of construction, in storage elsewhere, or in transportation to any and all of said sites, and equipment which may be necessary or proper to perform any contractual work referred to in the Bonds; (c) all rights, title and interest (including the right to use) of Contractors and/or Indemnitors in and to all general intangibles

GLDD General Agreement of Indemnity - ACE

and intellectual property used in or related to any and all contractual work referred to in the Bonds, including, without limitation, any business records, inventions, designs, patents, patent applications, trademarks, trademark applications, trade names, trade secrets, copyrights, any intellectual property, licenses, franchises, customer lists, insurance proceeds, insurance refunds and equivalents, software, computer programs, computer hardware, computer systems, architectural drawings, plans and specifications (d) all the rights, title and interest of Contractors and/or Indemnitors in and to all subcontracts let or to be let in connection with any and all contracts referred to in the Bonds, and in and to all surety bonds supporting such subcontracts; (e) all actions, causes of actions, claims and demands whatsoever which the Contractors and/or Indemnitors may have or acquire against any obligee, any subcontractor, laborer or materialman, or any person furnishing or agreeing to furnish or supply labor, material, supplies, machinery, tools or other equipment in connection with or on account of any and all contracts referred to in the Bonds; and against any surety or sureties of any obligee, subcontractor, laborer, or materialman; (f) any and all percentages retained, receivables and any and all sums that may be due or hereafter become due on account of any and all contracts referred to in the Bonds; and (g) any real or personal property, the improvement of which is secured by any Bond. The assignment in the case of each contract to become effective as of the date of the Bond covering such contract, but only on Event of Default.

TRUST FUND

FOURTH: The Contractors and Indemnitors covenant and agree that all payments received for or on account of contracts covered by the Bonds shall be held as trust funds in which the Surety has an interest, for the payment of obligations incurred in the performance of the contract and for labor, materials, and services furnished in the prosecution of the work provided in the contract or any authorized extension or modification thereof. Further, it is expressly understood and declared that all monies due and to become due under any contracts covered by the Bonds are trust funds, whether in the possession of any Contractor or Indemnitor or otherwise, for the benefit of and for payment of all such obligations in connection with any such contract or contracts for which the Surety would be liable under any Bonds, which trust also inures to the benefit of the Surety for any liability or Loss Surety may have or sustain under any Bonds, and this Agreement and declaration shall also constitute notice of such trust.

UNIFORM COMMERCIAL CODE

FIFTH: This Agreement shall constitute a Security Agreement to the Surety and also a Financing Statement, both in accordance with the provisions of the Uniform Commercial Code of every jurisdiction wherein such Code is in effect, and may be so used by the Surety, without in any way abrogating, restricting or limiting the rights of the Surety under this Agreement or under law or in equity.

TAKEOVER

SIXTH: Should an Event of Default occur, Surety shall have the right, at its option and in its sole discretion, and is hereby authorized, with or without exercising any other right or option conferred upon it by law or in the terms of this Agreement, to take possession of any part or all of the work, materials and equipment under any contract or contracts covered by any Bonds and any other materials or equipment which the Surety deems necessary or proper to perform any contractual work referred to in the Bonds, and at the expense of the Contractors and Indemnitors to complete or arrange for the completion of the same. The Contractors and Indemnitors shall promptly on demand pay to the Surety all Loss so incurred; provided, however, that in no event shall any Contractor or Indemnitor indemnify or hold and save harmless the Surety against any Loss arising out of the gross negligence, willful misconduct or illegal act of the Surety.

CHANGES

SEVENTH: The Surety is authorized and empowered, without notice to or knowledge of Contractors and/or Indemnitors to assent to any change whatsoever in the Bonds, and/or any contracts referred to in the Bonds, and/or in the general conditions, plans and/or specifications accompanying said contracts, including, but not limited to, any change in the time for the completion of said contracts and to payments or advances thereunder before the same may be due, and to assent to or take any assignment or assignments, to execute or consent to the execution of any continuations, extensions or renewals of the Bonds and to execute any substitute or substitutes therefor, with the same or different conditions, provisions and obligees and with the same or larger or smaller penalties, it being expressly understood and agreed that Contractors and Indemnitors shall remain bound under the terms of this Agreement even though any such assent by the Surety does or might substantially increase the liability of Contractors and Indemnitors.

ADVANCES

EIGHTH: The Surety is authorized and empowered to guarantee loans, to advance or lend to any Contractor any money, which the Surety may see fit, for the purpose of any contracts referred to in, or guaranteed by the Bonds. Contractors and Indemnitors shall be responsible for indemnifying Surety for all money expended in the completion of any such contracts by the Surety, or lent or advanced from time to time to any Contractor, or guaranteed by the Surety for the purposes of any such contracts, and all Loss incurred by the Surety in relation to such guarantee, advance or lending, unless repaid with legal interest by that Contractor to the Surety when due, notwithstanding that said money or any part thereof should not be so used by that Contractor.

BOOKS AND RECORDS

NINTH: At any time, and until such time as the liability of the Surety under any and all Bonds is terminated, the Surety shall have the right to reasonable access to the books, records, and accounts of the Contractors and Indemnitors. Contractors and

GLDD General Agreement of Indemnity - ACE

Indemnitors hereby authorize any bank depository, materialman, supply house, or other person, firm, or corporation, when requested by the Surety, to furnish the Surety any information requested, including but not limited to the status of the work under contracts being performed by any Contractor, the condition of the performance of such contracts, and payments of accounts.

DECLINE EXECUTION

TENTH: Surety may decline to execute any Bond and Contractors and Indemnitors agree to make no claim to the contrary in consideration of the Surety’s receiving this Agreement; and if the Surety shall execute a bid or proposal Bond, it shall have the right to decline to execute any and all Bonds that may be required in connection with any award that may be made under the proposal for which the bid or proposal Bond is given, and such declination shall not diminish or alter the liability that may arise by reason of having executed the bid or proposal Bond.

NOTICE OF EXECUTION

ELEVENTH: Contractors and Indemnitors hereby waive notice of the execution of any and all Bonds and all notice of any default or any other act or acts giving rise to any claim under said Bonds, as well as notice of any and all liability of the Surety under such Bonds, and any and all liability on their part hereunder, to the end and effect that the Contractors and Indemnitors shall be and continue liable to Surety under this Agreement, notwithstanding any notice of any kind to which they might have been or be entitled, and notwithstanding any defenses they might have been entitled to make.

PAYMENTS

TWELFTH: In the event the Surety makes any payment or other determination arising from or related to the Bonds and/or this Agreement, or in the event of settlement, compromise or judgment, Contractors and Indemnitors further agree that in any accounting between the Surety and any Contractor, or between the Surety and the Indemnitors, or either or both of them, the Surety shall be entitled to charge for any and all payments made by the Surety in good faith under the belief that the Surety is or was liable for the sums and amounts paid, or that it was necessary or expedient to make such payments to protect any of the Surety’s rights or to avoid or lessen the Surety’s liability or alleged liability, whether or not such liability, necessity or expediency existed; provided, however, that in no event shall any Contractor or Indemnitor indemnify or hold and save harmless the Surety against any Loss arising out of the gross negligence, willful misconduct or illegal act of the Surety. These payments include the Surety’s costs and expenses and other elements of Loss. Any such payments shall be final, conclusive and binding upon Contractors and Indemnitors; and any Loss which may be sustained or incurred shall be paid by the Contractors and Indemnitors upon written demand by the Surety. In the event of any payment, settlement, compromise or judgment by the Surety, an itemized statement of Loss sworn to by an officer or authorized representative of the Surety or voucher(s) or other documentary evidence of such payment, settlement, compromise or judgment shall be prima facie evidence of the fact and amount of Contractors’ and Indemnitors’ liability to the Surety.

SETTLEMENTS

THIRTEENTH: Surety shall have the absolute and unconditional right to adjust, settle or compromise any claim, demand, suit or judgment upon the Bonds. If Contractors and Indemnitors shall request the Surety to litigate such claim or demand, or to defend such suit, or to appeal from such judgment, then Contractors and Indemnitors shall deposit with the Surety, at the time of such request, cash or collateral satisfactory to the Surety in kind and amount, to be used in paying any judgment or judgments rendered or that may be rendered, with interest, costs, expenses and attorneys’ fees, including those of the Surety, and the Surety shall consider such request.

SURETIES

FOURTEENTH: In the event the Surety procures the execution of the Bonds by other sureties, or executes the Bonds with co-sureties, or reinsures any portion of the Bonds with reinsuring sureties, or reinsures any Bonds executed by others, then all the terms and conditions of this Agreement shall inure to the benefit of such other sureties, co-sureties and reinsuring sureties, as their interests may appear.

SUITS

FIFTEENTH: Separate suits may be brought hereunder as causes of action accrue, and the bringing of suit or the recovery of judgment upon any cause of action shall not prejudice or bar the bringing of other suits, upon other causes of action, whether theretofore or thereafter arising.

OTHER INDEMNITY

SIXTEENTH: Contractors and Indemnitors shall continue to remain bound under the terms of this Agreement even though the Surety may have from time to time before or after the execution of this Agreement, with or without notice to or knowledge of Contractors and Indemnitors, accepted or released other agreements of indemnity or collateral in connection with the execution or procurement of the Bonds, from Contractors or Indemnitors or others, it being expressly understood and agreed by the Contractors and the Indemnitors that any and all other rights which the Surety may have or acquire against the Contractors and the Indemnitors and/or others under any such other or additional agreements of indemnity or collateral shall be in addition to, and not in lieu of, the rights afforded the Surety under this Agreement.

GLDD General Agreement of Indemnity - ACE

INVALIDITY

SEVENTEENTH: In case any of the parties mentioned in this Agreement fail to execute the same, or in case the execution hereof by any of the parties be defective or invalid for any reason, such failure, defect or invalidity shall not in any manner affect the validity of this Agreement or the liability hereunder of any of the parties executing the same, but each and every party so executing shall be and remain fully bound and liable hereunder to the same extent as if such failure, defect or invalidity had not existed. It is understood and agreed by the Contractors and Indemnitors that the rights, powers, and remedies given the Surety under this Agreement shall be and are in addition to, and not in lieu of, any and all other rights, powers, and remedies which the Surety may have or acquire against the Contractors and Indemnitors or others whether by the terms of any other agreement or by operation of law or otherwise.

ATTORNEY IN FACT

EIGHTEENTH: Contractors and Indemnitors hereby irrevocably nominate, constitute, appoint and designate Surety as their attorney-in-fact, with the right, but not the obligation, to exercise all of the rights of Contractors and Indemnitors assigned, transferred and set over to the Surety in this Agreement, and in the name of Contractors and Indemnitors to make, execute, and deliver any and all additional or other assignments, documents or papers deemed necessary and proper by Surety in order to give full effect not only to the intent and meaning of the assignments in this Agreement, but also to the full protection intended to be given to Surety under all other provisions of this Agreement. Contractors and Indemnitors hereby ratify and confirm all acts and actions taken and done by the Surety as such attorney-in-fact.

TERMINATION

NINETEENTH: This Agreement may be terminated by any Contractor or Indemnitor by sending written notice of termination to the Surety via certified mail or registered with a global overnight package delivery service to the Surety’s home office at ACE Bond Services, WA10G, 436 Walnut Street, Philadelphia, Pennsylvania 19106-3703. Such notice of termination shall be effective as to the party sending the notice, ten (10) days from Surety’s receipt of the notice and shall apply all future Bonds and Bond commitments following the effective date. However, any such notice of termination shall not operate to modify, bar, or discharge the party sending as to Bonds and Bond commitments that may have been theretofore issued and/or executed, nor shall the notice of termination affect the obligations of any other party to this Agreement.

BONDS FOR OTHER ENTITIES

TWENTIETH: Contractors and Indemnitors hereby agree that their obligations under this Agreement shall apply to any Bonds the Surety executes on behalf of any Subsidiaries or Affiliates of Contractors or Indemnitors, and if requested in writing by GREAT LAKES DREDGE & DOCK CORPORATION or GREAT LAKES DREDGE & DOCK COMPANY, LLC, any other legal entities in which any Contractor or Indemnitor has an ownership interest including, but not limited to, any corporations, partnerships, limited liability companies (LLC) and joint ventures, whether acting alone or in joint venture with others not named in this Agreement. In addition, the Contractors and Indemnitors agree that their obligations under this Agreement shall apply to any Bonds the Surety issues on behalf of any entity upon the written request of GREAT LAKES DREDGE & DOCK CORPORATION or GREAT LAKES DREDGE & DOCK COMPANY, LLC.

OTHER PROVISIONS

TWENTY-FIRST: NO ORAL MODIFICATION: This Agreement may not be changed or modified orally. No change or modification shall be effective unless made by written endorsement executed to form a part hereof.

TWENTY-SECOND: PLACE SURETY IN FUNDS: Should an Event of Default occur, or upon determination by Surety, in its sole and absolute discretion, that potential liability exists under any Bond (regardless of whether liability has been established or whether Surety, Contractors or Indemnitors may have defenses to all or any portion of any claim asserted under any Bond), Contractors and Indemnitors shall, upon demand, deposit with Surety cash or other collateral acceptable to Surety in an amount determined by Surety, in its sole discretion, to be sufficient to discharge any claim made against or potential liability of Surety on any Bond or Bonds or under this Agreement. Surety shall not be required to post a reserve prior to or as a condition of Contractors and Indemnitors’ obligation to deposit collateral. This sum may be used by Surety to pay such claim or be held by Surety as collateral against any loss on any Bond or Bonds or under this Agreement. Any remaining sums deposited with Surety after payment of any and all sums due to Surety under this Agreement or otherwise shall be returned to Contractors and Indemnitors upon the complete release and/or discharge of Surety’s obligations and liability under all Bonds. The Surety’s demand for collateral shall be sufficient if sent by registered or certified mail, by facsimile transmission, or by personal service to Contractors and Indemnitors at the addresses stated herein, or at the address last known to the Surety, regardless of whether actually received. Contractors and Indemnitors acknowledge that the failure of Contractors and/or Indemnitors, collectively or individually, to deposit collateral with the Surety, immediately upon demand, shall cause irreparable harm to the Surety for which the Surety has no adequate remedy at law. Contractors and Indemnitors agree that the Surety shall be entitled to injunctive relief for specific performance of the obligation to deposit with the Surety the sum demanded as collateral and waive any claims or defenses to the contrary.

GLDD General Agreement of Indemnity - ACE

TWENTY-THIRD: Change in Control or Condition: In the event any Change in Control and/or Change in Condition (both as defined in this paragraph) of any Contractor or Indemnitor occurs without the prior written consent of the Surety, then Contractors and Indemnitors will be deemed to be in default under the terms of this Agreement and the Surety will have the right to exercise all of its rights and remedies under this Agreement, at law, or in equity.

TWENTY-FOURTH: Joint and Several. The agreements and covenants herein contained shall be binding upon the undersigned, both jointly and severally, and upon their successors and assigns jointly and severally (including successors by way of merger, acquisition or similar event).

TWENTY-FIFTH: Contractors and Indemnitors release, discharge, and waive any and all claims, demands or causes of action arising from or relating to Surety’s exercise of its rights and remedies pursuant to this Agreement. If Surety demands that Indemnitors perform any obligation under this Agreement including, but not limited to, Contractors’ and/or Indemnitors’ obligation to indemnify or reimburse Surety, to deposit collateral with Surety or to obtain the discharge of Surety under any Bond or Bonds, Contractors’ and Indemnitors’ sole remedy against Surety shall be limited to and capped at the return of any payments made or collateral deposited with Surety pursuant to Surety’s request or demands. Contractors and Indemnitors expressly waive any claim against Surety for consequential damages, extra-contractual damages and/or attorneys’ fees.

TWENTY-SIXTH: This Agreement may be executed in any number of counterparts with separate signature pages, all of which taken together shall constitute the Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective as to each Contractor and Indemnitor when each Contractor and/or Indemnitor has executed it. Contractors and Indemnitors hereby acknowledge that the failure of any one of them to execute this Agreement shall not in any way affect the validity or enforceability of this Agreement as to those Contractors and Indemnitors who have executed the Agreement.

TWENTY-SEVENTH: Applicable Law. The terms and conditions of this Agreement shall be construed under the laws of New York without regard to its conflicts of laws principles.

DEFINITIONS

When the following terms are used in this General Agreement of Indemnity (this “Agreement”) they shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person or group acting in concert with such Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under the common control with such Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person or group of Persons, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Bond” means a bond, undertaking, and/or obligation of suretyship or guarantee issued by Surety (whether as sole surety or as co-surety or reinsurer) on behalf of any Contractor or issued at the request of GREAT LAKES DREDGE & DOCK CORPORATION or GREAT LAKES DREDGE & DOCK COMPANY, LLC. in accordance with the terms of this Agreement, whether issued prior to or after the execution of this Agreement.

“Change in Control” means the occurrence of any of the following without the Surety’s prior written consent: (a) the sale, lease, transfer, conveyance, merger, consolidation or other disposition (“transaction”) (whether one transaction or a series of transactions with any person, entity or group) of all or substantially all of the assets of any Contractor or Indemnitor; (b) the consummation of any transaction (whether one transaction or a series of transactions) the result of which is that any Person becomes the beneficial owner, directly or indirectly, of fifty (50%) percent or more of the voting stock of any Contractor or Indemnitor (measured by voting power rather than number of shares); (c) the acquisition (in one transaction or a series of transactions) by any Contractor or Indemnitor, directly or indirectly, of fifty (50%) percent or more of the beneficial ownership or control in any joint venture, subsidiary, division, affiliate, limited partnership, limited liability partnership, limited liability company or other entity through the issuance of ten (10%) percent or more of the voting power of the total outstanding voting stock of any Contractor or Indemnitor; (d) the adoption of a plan relating to the liquidation or dissolution of any Contractor or Indemnitor or (e) any financial institution, lender, or creditor taking any foreclosure action with respect to any stock or other equity

GLDD General Agreement of Indemnity - ACE

interest in any Contractor or Indemnitor, including but not limited to issuing any notice of or intent to foreclose or otherwise exercising any rights that such Person may have to vote, sell, or otherwise exercise any rights with respect to stock or other equity interest in any Contractor or Indemnitor.

“Change in Condition” means any change in the condition (financial or otherwise) of any Contractor or Indemnitor that, in the opinion of Surety, could have (a) a material adverse effect upon the validity, performance, or enforceability of any provisions of this Agreement or any of the transactions contemplated hereby, without the Surety’s prior written consent; (b) a material adverse effect upon the properties, business, prospects, or condition (financial or otherwise) of any Contractor or Indemnitor, which will include but not be limited to (i) the issuance of a “going concern opinion” by the accountants of such Contractor or Indemnitor or (ii) the occurrence of a financial covenant default which occurs under any document relating to financial indebtedness to which any Contractor or Indemnitor is a party, which default is not timely cured in accordance with the terms of that facility; or (c) a material adverse effect upon the ability of any Contractor or Indemnitor to fulfill any obligation under this Agreement or any of the Bonds.

“Event of Default” means:

(1)	any abandonment, forfeiture, termination, default or breach of any contracts referred to in the Bonds or any breach of any Bond;

(2)	receipt by Surety of any claim under any Bond or declaration of default under any Bond;

(3)	the Surety’s establishment of a reserve;

(4)	any breach of the provisions of this Agreement;

(5)	the occurrence of any event of default, however described, which occurs under any document relating to financial indebtedness of any Contractor or Indemnitor, in consequence of which that financial indebtedness is or becomes capable of being rendered prematurely due and payable;

(6)	any assignment by any Contractor or Indemnitor for the benefit of creditors, or the appointment, or of any application for the appointment, of a receiver or trustee for any Contractor or Indemnitor, whether insolvent or not;

(7)	any Contractor or Indemnitor becoming a debtor in any bankruptcy proceeding (whether voluntarily or involuntarily);

(8)	any proceeding which deprives any Contractor or Indemnitor and/or Surety of the use of any collateral provided to Surety under this Agreement;

(9)	a Change in Control or a Change in Condition of any Contractor or Indemnitor.

“Loss” means all premiums due to Surety and any and all liability, loss, costs, damages, attorneys’ fees and expenses, of whatever kind or nature, whenever sustained or incurred by Surety by reason, or in consequence of its executing or procuring the execution of any Bond (including any claim for additional or extra-contractual damages arising from Surety’s investigation, payment or denial of any claim under any Bond), in making any investigation in relation to any Bond, in defending or prosecuting any action, suit or other proceeding which may be brought in connection with any Bond, in enforcing any of the terms of this Agreement or the, and in obtaining a release from liability under any Bond. Loss includes but is not limited to all amounts paid by Surety for (i) liability, loss, costs, damages, reasonable attorneys’ fees and amounts paid in the investigation, adjustment, settlement or compromise of any Claim or any lawsuits, arbitrations, judgments and/or decisions on those Claims; (ii) court, mediation or arbitration fees, costs and expenses; (iii) interest; (iv) consulting and expert fees, and (v) any other liability, loss, cost or expense which Surety may sustain or incur.

“Subsidiary” means an entity of which a Person has direct or indirect control or owns directly or indirectly more than fifty (50) per cent of the voting capital or similar rights of ownership.

SIGNATURE PAGE(S) TO FOLLOW

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GLDD General Agreement of Indemnity - ACE

I/WE HAVE CAREFULLY READ THIS AGREEMENT OF INDEMNITY (OF WHICH THIS SIGNATURE PAGE IS A PART) AND FULLY UNDERSTAND MY/OUR OBLIGATIONS AS A CONTRACTOR AND INDEMNITOR HEREUNDER. THERE ARE NO SEPARATE AGREEMENTS OR UNDERSTANDINGS, EITHER WRITTEN OR ORAL, THAT IN ANY WAY LESSEN OR ALTER MY/OUR OBLIGATIONS AS ABOVE SET FORTH. IN WITNESS WHEREOF I/we have signed and sealed the day and year first above written.

Sign below if entity is a Corporation, Limited Liability Company, Partnership or Trust:

Instructions: If the entity is : 1) a corporation, the secretary and an authorized officer should sign on behalf of the corporation, 2) a limited liability corporation, the manager or member(s) should sign on behalf of the LLC, 3) a trust, the trustee(s) should sign on behalf of the trust, or 4) a partnership, the partner(s) should sign on behalf of the partnership. Two signatures are required for all entities and all signatures must be notarized and dated.

Each of the undersigned hereby affirms to the Surety that he or she is a secretary or a duly authorized officer, manager, trustee or official of the business entity for which he or she executes the foregoing Agreement as a Contractor and Indemnitor. In such capacity the undersigned is familiar with all of the documents which establish the rights which govern the affairs, power and authority of such entity including, to the extent applicable, the (1) certificate or articles of incorporation, (2) bylaws, (3) corporate resolutions, (4) trust agreements and (5) partnership, and operating or limited liability agreements of such business entity. Having reviewed all such applicable documents and instruments and such other facts as deemed appropriate, the undersigned hereby affirms that such entity has the power and authority to enter into such Agreement and that he or she is duly authorized to do so.

ATTEST OR WITNESS:	GREAT LAKES DREDGE & DOCK CORPORATION
2122 York Road, Suite 200
Oak Brook, IL 60523
CONTRACTOR AND INDEMNITOR

/s/ Katherine M. O’Halloran	/s/ Mark W. Marinko (SEAL)
Katherine M. O’Halloran, VP, Corporate Controller, Treasurer, Assistant Secretary	Mark W. Marinko, Senior VP & CFO

ACKNOWLEDGEMENT

STATE OF Illinois                County of DuPage

On this 7th day of April 2015 before me personally appeared Mark W. Marinko known or proven to me to be the Senior VP & CFO of the entity executing the foregoing instrument (“Entity”) and Katherine M. O’Halloran known or proven to me to be the VP, Corporate Controller, Treasurer, Assistant Secretary of the Entity and they acknowledge said instrument to be the free and voluntary act and deed of said Entity, for the uses and purposes therein mentioned and on oath stated that the seal affixed is the seal of said Entity and that it was affixed and that they executed said instrument by authority of the Entity IN WITNESS WHEREOF, I have hereunto set my hand and affixed my OFFICIAL SEAL the day and year first above written.

Notary Public: /s/ Susan M. Williams

My Commission Expires: March 10, 2017

Notary Registration No.: 352709

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GLDD General Agreement of Indemnity - ACE

I/WE HAVE CAREFULLY READ THIS AGREEMENT OF INDEMNITY (OF WHICH THIS SIGNATURE PAGE IS A PART) AND FULLY UNDERSTAND MY/OUR OBLIGATIONS AS A CONTRACTOR AND INDEMNITOR HEREUNDER. THERE ARE NO SEPARATE AGREEMENTS OR UNDERSTANDINGS, EITHER WRITTEN OR ORAL, THAT IN ANY WAY LESSEN OR ALTER MY/OUR OBLIGATIONS AS ABOVE SET FORTH. IN WITNESS WHEREOF I/we have signed and sealed the day and year first above written.

Sign below if entity is a Corporation, Limited Liability Company, Partnership or Trust:

Instructions: If the entity is : 1) a corporation, the secretary and an authorized officer should sign on behalf of the corporation, 2) a limited liability corporation, the manager or member(s) should sign on behalf of the LLC, 3) a trust, the trustee(s) should sign on behalf of the trust, or 4) a partnership, the partner(s) should sign on behalf of the partnership. Two signatures are required for all entities and all signatures must be notarized and dated.

Each of the undersigned hereby affirms to the Surety that he or she is a secretary or a duly authorized officer, manager, trustee or official of the business entity for which he or she executes the foregoing Agreement as a Contractor and Indemnitor. In such capacity the undersigned is familiar with all of the documents which establish the rights which govern the affairs, power and authority of such entity including, to the extent applicable, the (1) certificate or articles of incorporation, (2) bylaws, (3) corporate resolutions, (4) trust agreements and (5) partnership, and operating or limited liability agreements of such business entity. Having reviewed all such applicable documents and instruments and such other facts as deemed appropriate, the undersigned hereby affirms that such entity has the power and authority to enter into such Agreement and that he or she is duly authorized to do so.

ATTEST OR WITNESS:	GREAT LAKES DREDGE & DOCK COMPANY, LLC 2122 York Road, Suite 200 Oak Brook, IL 60523
CONTRACTOR AND INDEMNITOR

/s/ Katherine M. O’Halloran	/s/ Mark W. Marinko (SEAL)
Katherine M. O’Halloran, VP, Corporate Controller, Treasurer, Assistant Secretary	Mark W. Marinko, Senior VP & CFO

ACKNOWLEDGEMENT

STATE OF Illinois                County of DuPage

On this 7th day of April 2015 before me personally appeared Mark W. Marinko known or proven to me to be the Senior VP & CFO of the entity executing the foregoing instrument (“Entity”) and Katherine M. O’Halloran known or proven to me to be the VP, Corporate Controller, Treasurer, Assistant Secretary of the Entity and they acknowledge said instrument to be the free and voluntary act and deed of said Entity, for the uses and purposes therein mentioned and on oath stated that the seal affixed is the seal of said Entity and that it was affixed and that they executed said instrument by authority of the Entity IN WITNESS WHEREOF, I have hereunto set my hand and affixed my OFFICIAL SEAL the day and year first above written.

Notary Public: /s/ Susan M. Williams

My Commission Expires: March 10, 2017

Notary Registration No.: 352709

(The remainder of this page intentionally left blank)

GLDD General Agreement of Indemnity - ACE

I/WE HAVE CAREFULLY READ THIS AGREEMENT OF INDEMNITY (OF WHICH THIS SIGNATURE PAGE IS A PART) AND FULLY UNDERSTAND MY/OUR OBLIGATIONS AS A CONTRACTOR AND INDEMNITOR HEREUNDER. THERE ARE NO SEPARATE AGREEMENTS OR UNDERSTANDINGS, EITHER WRITTEN OR ORAL, THAT IN ANY WAY LESSEN OR ALTER MY/OUR OBLIGATIONS AS ABOVE SET FORTH. IN WITNESS WHEREOF I/we have signed and sealed the day and year first above written.

Sign below if entity is a Corporation, Limited Liability Company, Partnership or Trust:

Instructions: If the entity is : 1) a corporation, the secretary and an authorized officer should sign on behalf of the corporation, 2) a limited liability corporation, the manager or member(s) should sign on behalf of the LLC, 3) a trust, the trustee(s) should sign on behalf of the trust, or 4) a partnership, the partner(s) should sign on behalf of the partnership. Two signatures are required for all entities and all signatures must be notarized and dated.

Each of the undersigned hereby affirms to the Surety that he or she is a secretary or a duly authorized officer, manager, trustee or official of the business entity for which he or she executes the foregoing Agreement as a Contractor and Indemnitor. In such capacity the undersigned is familiar with all of the documents which establish the rights which govern the affairs, power and authority of such entity including, to the extent applicable, the (1) certificate or articles of incorporation, (2) bylaws, (3) corporate resolutions, (4) trust agreements and (5) partnership, and operating or limited liability agreements of such business entity. Having reviewed all such applicable documents and instruments and such other facts as deemed appropriate, the undersigned hereby affirms that such entity has the power and authority to enter into such Agreement and that he or she is duly authorized to do so.

ATTEST OR WITNESS:	GREAT LAKES ENVIRONMENTAL & INFRASTRUCTURE SOLUTIONS, LLC 2122 York Road, Suite 200 Oak Brook, IL 60523
CONTRACTOR AND INDEMNITOR

/s/ Katherine M. O’Halloran	/s/ Mark W. Marinko (SEAL)
Katherine M. O’Halloran, Treasurer	Mark W. Marinko, Senior Vice President & CFO

ACKNOWLEDGEMENT

STATE OF Illinois                County of DuPage

On this 7th day of April 2015 before me personally appeared Mark W. Marinko known or proven to me to be the Senior Vice President & CFO of the entity executing the foregoing instrument (“Entity”) and Katherine M. O’Halloran known or proven to me to be the Treasurer of the Entity and they acknowledge said instrument to be the free and voluntary act and deed of said Entity, for the uses and purposes therein mentioned and on oath stated that the seal affixed is the seal of said Entity and that it was affixed and that they executed said instrument by authority of the Entity IN WITNESS WHEREOF, I have hereunto set my hand and affixed my OFFICIAL SEAL the day and year first above written.

Notary Public: /s/ Susan M. Williams

My Commission Expires: March 10, 2017

Notary Registration No.: 352709

(The remainder of this page intentionally left blank)

GLDD General Agreement of Indemnity - ACE

I/WE HAVE CAREFULLY READ THIS AGREEMENT OF INDEMNITY (OF WHICH THIS SIGNATURE PAGE IS A PART) AND FULLY UNDERSTAND MY/OUR OBLIGATIONS AS A CONTRACTOR AND INDEMNITOR HEREUNDER. THERE ARE NO SEPARATE AGREEMENTS OR UNDERSTANDINGS, EITHER WRITTEN OR ORAL, THAT IN ANY WAY LESSEN OR ALTER MY/OUR OBLIGATIONS AS ABOVE SET FORTH. IN WITNESS WHEREOF I/we have signed and sealed the day and year first above written.

Sign below if entity is a Corporation, Limited Liability Company, Partnership or Trust:

Instructions: If the entity is : 1) a corporation, the secretary and an authorized officer should sign on behalf of the corporation, 2) a limited liability corporation, the manager or member(s) should sign on behalf of the LLC, 3) a trust, the trustee(s) should sign on behalf of the trust, or 4) a partnership, the partner(s) should sign on behalf of the partnership. Two signatures are required for all entities and all signatures must be notarized and dated.

Each of the undersigned hereby affirms to the Surety that he or she is a secretary or a duly authorized officer, manager, trustee or official of the business entity for which he or she executes the foregoing Agreement as a Contractor and Indemnitor. In such capacity the undersigned is familiar with all of the documents which establish the rights which govern the affairs, power and authority of such entity including, to the extent applicable, the (1) certificate or articles of incorporation, (2) bylaws, (3) corporate resolutions, (4) trust agreements and (5) partnership, and operating or limited liability agreements of such business entity. Having reviewed all such applicable documents and instruments and such other facts as deemed appropriate, the undersigned hereby affirms that such entity has the power and authority to enter into such Agreement and that he or she is duly authorized to do so.

ATTEST OR WITNESS:	MAGNUS PACIFIC, LLC 2122 York Road, Suite 200 Oak Brook, IL 60523
CONTRACTOR AND INDEMNITOR

/s/ Ellen Parker Burke	/s/ Katherine M. O’Halloran (NO SEAL)
Ellen Parker Burke, Assistant Secretary	Katherine M. O’Halloran, Assistant Treasurer

ACKNOWLEDGEMENT

STATE OF Illinois                County of DuPage

On this 7th day of April 2015 before me personally appeared Katherine M. O’Halloran known or proven to me to be the Assistant Treasurer of the entity executing the foregoing instrument (“Entity”) and Ellen Parker Burke known or proven to me to be the Assistant Secretary of the Entity and they acknowledge said instrument to be the free and voluntary act and deed of said Entity, for the uses and purposes therein mentioned and on oath stated that the seal affixed is the seal of said Entity and that it was affixed and that they executed said instrument by authority of the Entity IN WITNESS WHEREOF, I have hereunto set my hand and affixed my OFFICIAL SEAL the day and year first above written.

Notary Public: /s/ Susan M. Williams

My Commission Expires: March 10, 2017

Notary Registration No.: 352709

(The remainder of this page intentionally left blank)

GLDD General Agreement of Indemnity - ACE

I/WE HAVE CAREFULLY READ THIS AGREEMENT OF INDEMNITY (OF WHICH THIS SIGNATURE PAGE IS A PART) AND FULLY UNDERSTAND MY/OUR OBLIGATIONS AS A CONTRACTOR AND INDEMNITOR HEREUNDER. THERE ARE NO SEPARATE AGREEMENTS OR UNDERSTANDINGS, EITHER WRITTEN OR ORAL, THAT IN ANY WAY LESSEN OR ALTER MY/OUR OBLIGATIONS AS ABOVE SET FORTH. IN WITNESS WHEREOF I/we have signed and sealed the day and year first above written.

Sign below if entity is a Corporation, Limited Liability Company, Partnership or Trust:

Instructions: If the entity is : 1) a corporation, the secretary and an authorized officer should sign on behalf of the corporation, 2) a limited liability corporation, the manager or member(s) should sign on behalf of the LLC, 3) a trust, the trustee(s) should sign on behalf of the trust, or 4) a partnership, the partner(s) should sign on behalf of the partnership. Two signatures are required for all entities and all signatures must be notarized and dated.

Each of the undersigned hereby affirms to the Surety that he or she is a secretary or a duly authorized officer, manager, trustee or official of the business entity for which he or she executes the foregoing Agreement as a Contractor and Indemnitor. In such capacity the undersigned is familiar with all of the documents which establish the rights which govern the affairs, power and authority of such entity including, to the extent applicable, the (1) certificate or articles of incorporation, (2) bylaws, (3) corporate resolutions, (4) trust agreements and (5) partnership, and operating or limited liability agreements of such business entity. Having reviewed all such applicable documents and instruments and such other facts as deemed appropriate, the undersigned hereby affirms that such entity has the power and authority to enter into such Agreement and that he or she is duly authorized to do so.

ATTEST OR WITNESS:	TERRA CONTRACTING SERVICES, LLC 2122 York Road, Suite 200 Oak Brook, IL 60523
CONTRACTOR AND INDEMNITOR

/s/ Ellen Parker Burke	/s/ Katherine M. O’Halloran (NO SEAL)
Ellen Parker Burke, Assistant Secretary	Katherine M. O’Halloran, Assistant Treasurer

ACKNOWLEDGEMENT

STATE OF Illinois                County of DuPage

On this 7th day of April 2015 before me personally appeared Katherine M. O’Halloran known or proven to me to be the Assistant Treasurer of the entity executing the foregoing instrument (“Entity”) and Ellen Parker Burke known or proven to me to be the Assistant Secretary of the Entity and they acknowledge said instrument to be the free and voluntary act and deed of said Entity, for the uses and purposes therein mentioned and on oath stated that the seal affixed is the seal of said Entity and that it was affixed and that they executed said instrument by authority of the Entity IN WITNESS WHEREOF, I have hereunto set my hand and affixed my OFFICIAL SEAL the day and year first above written.

Notary Public: /s/ Susan M. Williams

My Commission Expires: March 10, 2017

Notary Registration No.: 352709

(The remainder of this page intentionally left blank)

GLDD General Agreement of Indemnity - ACE

I/WE HAVE CAREFULLY READ THIS AGREEMENT OF INDEMNITY (OF WHICH THIS SIGNATURE PAGE IS A PART) AND FULLY UNDERSTAND MY/OUR OBLIGATIONS AS A CONTRACTOR AND INDEMNITOR HEREUNDER. THERE ARE NO SEPARATE AGREEMENTS OR UNDERSTANDINGS, EITHER WRITTEN OR ORAL, THAT IN ANY WAY LESSEN OR ALTER MY/OUR OBLIGATIONS AS ABOVE SET FORTH. IN WITNESS WHEREOF I/we have signed and sealed the day and year first above written.

Sign below if entity is a Corporation, Limited Liability Company, Partnership or Trust:

Instructions: If the entity is : 1) a corporation, the secretary and an authorized officer should sign on behalf of the corporation, 2) a limited liability corporation, the manager or member(s) should sign on behalf of the LLC, 3) a trust, the trustee(s) should sign on behalf of the trust, or 4) a partnership, the partner(s) should sign on behalf of the partnership. Two signatures are required for all entities and all signatures must be notarized and dated.

Each of the undersigned hereby affirms to the Surety that he or she is a secretary or a duly authorized officer, manager, trustee or official of the business entity for which he or she executes the foregoing Agreement as a Contractor and Indemnitor. In such capacity the undersigned is familiar with all of the documents which establish the rights which govern the affairs, power and authority of such entity including, to the extent applicable, the (1) certificate or articles of incorporation, (2) bylaws, (3) corporate resolutions, (4) trust agreements and (5) partnership, and operating or limited liability agreements of such business entity. Having reviewed all such applicable documents and instruments and such other facts as deemed appropriate, the undersigned hereby affirms that such entity has the power and authority to enter into such Agreement and that he or she is duly authorized to do so.

ATTEST OR WITNESS:	TERRA FLUID MANAGEMENT, LLC 2122 York Road, Suite 200 Oak Brook, IL 60523
CONTRACTOR AND INDEMNITOR

/s/ Ellen Parker Burke	/s/ Katherine M. O’Halloran (NO SEAL)
Ellen Parker Burke, Secretary & Assistant Treasurer	Katherine M. O’Halloran, Treasurer

ACKNOWLEDGEMENT

STATE OF Illinois                 County of DuPage

On this 7th day of April 2015 before me personally appeared Katherine M. O’Halloran known or proven to me to be the Treasurer of the entity executing the foregoing instrument (“Entity”) and Ellen Parker Burke known or proven to me to be the Secretary & Assistant Treasurer of the Entity and they acknowledge said instrument to be the free and voluntary act and deed of said Entity, for the uses and purposes therein mentioned and on oath stated that the seal affixed is the seal of said Entity and that it was affixed and that they executed said instrument by authority of the Entity IN WITNESS WHEREOF, I have hereunto set my hand and affixed my OFFICIAL SEAL the day and year first above written.

Notary Public: /s/ Susan M. Williams

My Commission Expires: March 10, 2017

Notary Registration No.: 352709

(The remainder of this page intentionally left blank)

GLDD General Agreement of Indemnity - ACE